1 April 5, 2022 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. 2 Welcome + Opening Remarks Kendra Brown, Global Head of Investor Relations Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Forward-Looking Statements and Non-GAAP Measures 3 This presentation, and other statements that FactSet may make at Investor Day 2022, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may," and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation and oral statements made in connection with this presentation reference non-GAAP financial measures, such as ASV, organic revenues, adjusted operating metrics, adjusted diluted EPS, EBITDA, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. 3Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

8:30 a.m. Introduction + Agenda 8:35 a.m. Business + Strategic Overview 8:45 a.m. The Digital Platform 9:15 a.m. Q + A 9:25 a.m. Break + Product Demonstrations 9:40 a.m. Research + Advisory Solutions 10:00 a.m. Analytics + Trading Solutions 10:20 a.m. Content + Technology Solutions 10:40 a.m. Q + A 11:00 a.m. Break + Product Demonstrations 11:15 a.m. Growth Mindset + FactSet Culture 11:25 a.m. Sales Strategy 11:40 a.m. Financial Update 12:00 p.m. Q + A 12:20 p.m. Closing Remarks 12:25 p.m. Lunch + Product Demonstrations 4Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Agenda

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Today’s Presenters 5 Phil Snow Chief Executive Officer John Costigan Chief Content Officer Gene Fernandez Chief Technology & Content Officer Linda Huber Chief Financial Officer Kristina Karnovsky Chief Product Officer Vinay Kapoor Chief Diversity, Equity & Inclusion Officer Jonathan Reeve Head of Content & Technology Solutions Rob Robie Head of Analytics & Trading Solutions Helen Shan Chief Revenue Officer Goran Skoko Head of Research & Advisory Solutions Dan Viens Chief Human Resources Officer Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Kendra Brown Global Head of Investor Relations

Business + Strategic Overview Phil Snow, Chief Executive Officer01 6Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Our purpose is to drive the investment community to see more, think bigger, and do its best work We are transforming the way our users discover, decide, and act on opportunities We are a growth company We drive sustainable growth through continued investment and executional excellence. Our subscription business provides stability Our subscription-based model provides stable revenues and strong client retention. Our large addressable market provides opportunity We are a market leader with unique content that provides a deep competitive moat. Innovation drives us We relentlessly focus on products and solutions to meet the evolving needs of the market. Talent and culture are our foundation We focus on recruiting, retaining, and rewarding a diverse and empowered workforce. 01 02 03 04 05 7Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

We’re a growth company with a history of significant market outperformance 8Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Stock performance vs. S&P 500 (last five years) 1 1 Market prices as of April 1, 2022 2 FactSet began trading on the New York Stock Exchange on June 28, 1996 FDS (+160%) S&P 500 (+92%) Apr 20222017 2018 2019 2020 2021 1 Year 3 Years 5 Years 10 Years Since IPO 2 +35% +72% +160% +333% +11,259% S&P 500 +13% +59% +92% +223% +578% Market Cap: $16B$7B $8B $9B $10B $12B Copyright © 2022 FactSet Res arch Systems Inc. All rights reserv d. Busine s Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Client Obsession: Deliver open, flexible, adaptive, solutions as part of our open ecosystem with hyper-personalized digital products to provide the “next best action” across the investment lifecycle Content Refinery: Provide the most comprehensive and connected inventory of client, proprietary, and third-party content in our industry Next-Generation Workflows: Build differentiated next-generation solutions to streamline our clients’ workflows and deliver tangible efficiencies for the front, middle, and back office Our strategy: Build the leading open content and analytics platform to deliver a differentiated advantage for our clients Scale Up Our Content Refinery Drive Next-Generation Workflow Solutions Client Obsession 9 9Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Efficiency of Operations Technology Disruption, Generational Shift Alpha Driven by Depth of Data Value Investing and Regulation Multi-Asset Class Content and Analytics Five key trends inform our strategic investments to drive growth 10Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. We see significant opportunity to capture more of the addressable market A S V CAGR Buy Side Banking Wealth PE/VC Corporates FactSet ASV and Opportunity Size (ASV vs. CAGR) Total Addressable Market (TAM) Serviceable Addressable Market (SAM) Total Addressable Market Opportunity $32B Total Addressable Market1 $10B Serviceable Addressable Market1 $1.7B FactSet (FY21)2 1 TAM and SAM are 2020 figures. Source: FactSet internal data, BCG analysis 2 Organic ASV + Professional Services Note: Total addressable market (TAM) is the total market demand for a product or service. Serviceable addressable market (SAM) is the segment of the TAM targeted by FactSet’s products and services within our geographic segments. 11Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

ASV growth rates1 by geography have largely doubled since 2019 12 • Deep sector and private market investments drive banking growth • Large wealth deals contributing • Significantly higher retention due to product investments • Higher demand for feeds and APIs • Buy-side and analytics growth accelerating • Buy-side and banking driving growth • Balanced demand across both global and regional clients • Growth increasing in new business 4.7% 3.9% 4.6% 5.6% 7.8% FY18 FY19 FY20 FY21 FY22 Q2 11.2% 10.7% 7.5% 12.3% 14.3% FY18 FY19 FY20 FY21 FY22 Q2 5.3% 4.7% 5.2% 7.4% 9.6% FY18 FY19 FY20 FY21 FY22 Q2 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Americas $1,079M 2 EMEA $460M 2 AsiaPac $181M 2 1 FY18 to FY22 Q2 Organic ASV LTM Growth Rates by Region 2 FY22 Q2 Ending ASV; exclude $24M Pro Svc ASV

We are seeing the results of accelerated investment in content, technology, and people 13 Organic ASV Growth 1 Adjusted Operating Margin High Single Digit 33%+ 10%+ Adjusted Diluted EPS Growth 8% - 9% 33% - 34% 14% - 17% Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only ✓ ✓ ✓ Goals for FY22 (provided in September 2019) 2 FY22 Guidance (as of March 24, 2022) 3 4 4, 5 1 Organic ASV + Professional Services 2 FactSet’s expectations as of September 26, 2019 3 FactSet’s expectations as of March 24, 2022 4 Growth over fiscal 2021 5 Includes CUSIP Global Services (CGS). Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics 5 Achievement of Goals FY22 Outlook:

Medium-term outlook: 8-9% top line growth, 50-75 basis points of adjusted operating margin expansion per year, and 11-13% EPS growth Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 8-9% ASV Growth Goal 1, 2 35-36% Adjusted Operating Margin Goal 3 11-13% Adjusted Diluted EPS Growth Goal 2 Medium term outlook represents FactSet’s expectations as of April 5, 2022. Actual results may differ materially from expectations above. 1 Organic ASV + Professional Services 2 Average target growth rate through FY25 (on average per year) 3 Margin outlook by the end of FY25 14

The Digital Platform02 Gene Fernandez, Chief Technology and Content Officer Kristina Karnovsky, Chief Product Officer John Costigan, Chief Content Officer 15Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

16Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Q+A 17Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Break 18Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

03 Goran Skoko, Head of Research + Advisory Solutions Research + Advisory Solutions 19Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Research + Advisory Highlights

01 Focused on large ASV growth opportunities in corporates, fueled by our investment in Deep Sector. Also focused on private equity and venture capital ("PE/VC") supported by our recent acquisition of Cobalt, a provider of private capital data

02 Expected accelerated growth in our Institutional Asset Management business due to our investments in Front Office workflow

03 Wealth continues to be a driver for FactSet's overall growth, supported by new tools like Advisor Dashboard

04 Deep Sector investment is powering deeper engagement and heightened ASV retention in banking, while providing further opportunities for growth

05 Building a strong Private Markets solution to power the Private Equity Lifecycle, which is lifting overall ASV retention and enabling cross-selling and growth in our PE/VC segment


9.1%*
LTM
Growth
$836M*
ASV

*FY22 Q2 Ending ASV and ASV LTM Growth

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 20

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward.*FY22 Q2 Ending ASV 21 Research & Advisory Solutions: Opportunities for Growth Research & Advisory is expected to continue high-single-digit ASV growth, driven by continued growth in our largest firm types and accelerating growth in PE/VC and corporates Corporates Greenfield opportunity with consistent double digit ASV growth Growth supported by Deep Sector investment, allowing us to sell to more user groups Private Equity & Venture Capital Private Markets investment enabling deeper client engagement and faster growth in this segment Cobalt acquisition driving cross-selling opportunities Banking Continued growth in the strong M&A/Capital Markets environment Deep Sector and Private Markets both driving higher ASV/client retention and new clients Wealth Management Advisor Dashboard and workflow-built tools for advisors aimed to win market share from competitors Large market and significant opportunity Institutional Asset Management Expanded Front Office capabilities to generate market share gains Investments in ESG, Deep Sector and Private Markets driving higher retention and better price realization Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Research & Advisory Solutions: Deep Sector Sector-specific content and workflow tools power engagement across firm types and open sizeable new markets Connected Product Suite: Workstation, Feeds, APIs Real-Time Quotes, News and Markets Coverage Deep Company, Security and Sector-Level Research Dedicated Investment Banking Applications Banks Insurance REITs Energy Metals & Mining Healthcare Specialty Finance Media & Telecom 22Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Research & Advisory Solutions: Private Markets Collecting, acquiring and partnering to build private market content to power workflows across the Private Equity lifecycle Fundraising Deal Sourcing Due Diligence Portfolio Management Exit T H E P R I V A T E E Q U I T Y L I F E C Y C L E 23Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Research & Advisory Solutions: Advisor Dashboard Wealth managers get better results with Advisor Dashboard, a tool designed for efficient management of large-scale portfolios and complex client relationships 24Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only INFORMED on their client portfolios, uncovering intelligence despite “noise” ENGAGED with their clients, enabling personalized service at scale ALIGNED with the firm’s investment thesis, promoting the firm’s best thinking ADVISOR DASHBOARD ensures that advisors are…

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Research & Advisory Solutions: Takeaways Focused on large ASV growth opportunities in corporates, fueled by our investment in Deep Sector. Also focused on private equity and venture capital supported by our recent acquisition of Cobalt, a provider of private capital data Expected accelerated growth in our Institutional Asset Management business due to our investments in Front Office workflow Wealth continues to be a driver for FactSet’s overall growth, supported by new tools like Advisor Dashboard Deep Sector investment is powering deeper engagement and heightened ASV retention in banking while providing an opportunity for growth Building a strong Private Markets solution to power the Private Equity Lifecycle, which is lifting overall ASV retention and enabling cross-selling and growth in our PE/VC segment 1 2 3 4 5 25Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

04 Rob Robie, Head of Analytics + Trading Solutions Analytics + Trading Solutions 26Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Analytics + Trading Solutions Highlights

01 Market-leading open portfolio lifecycle solutions spanning the front and middle office, capitalizing on market consolidation

02 Hyper-personalized applications that enable the front office to grow assets and to outperform

03 Driving efficiency in the middle office through updated performance, risk and reporting functions

04 High-touch support, implementation and outsourcing options so our clients can focus on managing assets vs. administering software

05 Portfolio lifecycle solutions unlock value by combining client portfolio data ($31 trillion in AUM) with FactSet and third-party content


8.9%*
LTM Growth
$619M*
ASV

*FY22 Q2 Ending ASV and ASV LTM Growth

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 27

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Analytics & Trading: Opportunities for Growth Portfolio lifecycle solutions drive cross-selling and capture new business BUY-SIDE • Growing Front Office market share among institutional asset managers by developing next-generation portfolio management workflows and advancing trade execution technology • Expanding our portfolio analytics footprint among institutional asset managers and asset owners by offering official performance solutions in a state-of-the-art framework • Accelerating how we operate as an open provider • Building partnerships to provide clients with additional ways to adopt our portfolio lifecycle solutions • Creating a strong private markets solution to further empower private equity analytics across the portfolio lifecycle, driving ASV retention, enabling cross-selling and accelerating growth 28Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

29 Front Office Portfolio Management and Trading Solutions Empowers traders and portfolio managers to increase efficiency, outperform and grow assets with hyper-personalized, cognitive-driven solutions OPPORTUNITIES Enable portfolio managers to make faster and better-informed decisions to generate alpha and scale assets under management Provide institutional asset managers, asset owners, and hedge funds with flexible and customizable trade automation to efficiently execute large orders Equip asset managers and asset owners to research, allocate, construct, and rebalance portfolios for both public and private investments Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Middle Office Performance Solutions Provides a complete solution for middle office operations, including performance measurement, attribution, Global Investment Performance Standards (“GIPS”), and reporting on cloud and API-based platforms OPPORTUNITIES Provide investment teams with a single solution for performance measurement, attribution, GIPS composite management, and reporting Provide more precise results for middle office performance and risk calculations, as required by investment teams Enable flexible, accessible, and digital distribution of performance and risk results, driving timely and transparent communication with stakeholders 30Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Open Ecosystem Open platform with flexible access to our applications and engines, providing an opportunity for partnerships OPPORTUNITIES Enhance our platform for users to systematically work within our environments Promote seamless connectivity for client and third-party systems with our Portfolio Lifecycle ecosystem Provide advanced API offerings to the interfaces and calculation engines of all Portfolio Lifecycle solutions, accelerating adoption 31Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Analytics & Trading: Takeaways Hyper-personalized applications that enable the front office to grow assets and to outperform Driving efficiency in the middle office through updated performance, risk and reporting functions High-touch support, implementation and outsourcing options so our clients can focus on managing assets vs. administering software Portfolio lifecycle solutions unlock value by combining client portfolio data ($31 trillion in AUM) with FactSet and third-party content 1 2 3 4 5 Market-leading open portfolio lifecycle solutions spanning the front and middle office, capitalizing on market consolidation 32Copyright © 2022 FactSet Research Systems Inc. All rights r served. Business Use Only

05 Jonathan Reeve, Head of Content + Technology Solutions Content + Technology Solutions 33Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Content + Technology Solutions Highlights

01 Organized and "concorded" proprietary and third-party content delivered seamlessly to clients

02 First to integrate content with cloud providers such as Snowflake, Amazon Web Services ("AWS") and Google, providing clients with access to both FactSet and other content via our Data Management Solutions

03 Differentiated ESG data via our Truvalue Labs offering, private company data, 40+ ESG data sets, and company-reported ESG data

04 Consolidated real-time pricing feeds from 250+ exchanges, with cloud-ready delivery offering high-quality streaming, delayed and historical trades and quotes

05 CUSIP Global Services, a central part of the global securities marketplace managed on behalf of the American Bankers Association, provides more than 50 million identifiers for securities around the world


11.9%*
LTM Growth
$295M*
ASV

*FY22 Q2 Ending ASV and ASV LTM Growth

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

34

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Content + Technology Solutions: Opportunities for Growth Our breadth of content, open technology, and platform-agnostic solutions provide significant growth opportunities Technology Build modern applications and web portals utilizing standardized digital widgets or extract ad-hoc data to power client applications with APIs Real-time data fed trading workflows via order management system partners and FactSet Portware, powering data needs for significant growth in retail platforms Workflow Solutions Moving beyond delivery of raw content with the evolution of data management as a service External perspective on company ESG performance with Truvalue ESG data Snowflake-hosted data exploration environment provides access to premium content for programmatic analysis Content Enterprise access to global multi-asset class connected content via FactSet’s Data Management Delivered via cloud infrastructure coupled with data concordance capabilities to ease symbology and data linkages 35 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 35

36 FACTSET DATA BENCHMARK DATA THIRD-PARTY DATA REAL-TIME DATA Application Development Enterprise Data Management Platforms Partnerships API’s Cloud ANALYTICS Concordance Services Widgets Named Entity Recognition Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only The Flexible & Open Data Ecosystem The flexibility of Cloud providers and API delivery allows FactSet to more easily integrate with external partners and application developers, supporting our open and flexible strategy 3rd party data and applications are subject to the licensing terms of the owners

FACTSET

Differentiated ESG Content Strategy

Differentiated ESG Insights
FactSet's Truvalue Labs applies artificial intelligence to quantify corporate ESG behavior from external stakeholders

Comprehensive ESG Ecosystem
Combines FactSet's differentiated ESG data with 40+ industry-leading third-party ESG datasets to create the most comprehensive view of ESG performance

Flexible ESG Solutions
FactSet offers flexibility through the FactSet Workstation and industry-leading data feeds and APIs, allowing users to easily connect FactSet content with ESG data.


Deep Sector
Street Account
Private Markets
FACTSET CONCORDANCE
COMPANY REPORTED ESG DATA
OUTSIDE-IN ESG DATA TRUVALUE
3RD PARTY ESG CONTENT
Green Bonds
3rd Party ESG Data
Voting / AGM
RBICS Industry Class
Board / People
Sanctions
Supply Chain

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 37

FACTSET

Real-time solutions spanning Enterprise Data Feeds and Digital APIs

OMS APPLICATIONS | TRADING APPLICATIONS | INTRANET PORTALS | CLIENT PORTALS | OPEN WEB/SELF DIRECTED

CONSUMPTION MODEL

FactSet Workstation to Your Desktop Application	Server-Based Integration	Web Browser / Mobile Application
WORKSTATION APIs	**ENTERPRISE FEEDS**	**FUNCTIONAL APIs, WIDGETS**
Access the same real-time and historical prices in FactSet Workstation, from any desktop or web application	Ingest consolidated feeds for real-time and historical data into your own database or non-display application	Integrate application functionality from FactSet on pricing and financial data directly into your end-user experience
Zero footprint, scalable, FactSet managed entitlements	*Enriched with reference data & calculated fields, cloud delivery, easy to integrate*	*Screeners, alerting, charting, customization*

FACTSET CONTENT | MARKET DATA | CONTRIBUTED CONTENT

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only
38

FACTSET

CGS will continue to provide global leadership and innovation

CUSIP GLOBAL SERVICES
Experience • Process
Technology • Innovation

- CGS is a central part of the global securities marketplace and is the foundation for security master files relied on by critical front, middle and back-office functions around the world
- CGS databases contain up to 60 different data elements relating to more than 50 million financial instruments, as well as event-driven corporate actions such as name changes, mergers, acquisitions and reverse splits



CGS AS A GLOBAL SOLUTIONS PROVIDER
EXPANSION OF IDENTIFIERS
PROTECTION OF THE ABA'S IP
THOUGHT LEADERSHIP



ADDITIONAL OPPORTUNITIES FOR GROWTH
Leverage FactSet AI to drive new products
ESG
DIGITAL ASSETS
ISSUANCE TRENDS
ADDITIONAL PRODUCT GROUPS
EXPANSION OF IDENTIFIERS

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 39

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Content + Technology Solutions: Takeaways Organized and "concorded" proprietary and third-party content and deliver it seamlessly to client workflow solutions First to integrate content with cloud providers such as Snowflake, AWS and Google, providing clients with access to both FactSet and other content via our Data Management Solutions Differentiated ESG data via our Truvalue Labs offering, private company data, 40+ ESG data sets, and company-reported ESG data Consolidated real-time pricing feeds from 250+ exchanges, with cloud-ready delivery offering high-quality streaming, delayed and historical trades and quotes CUSIP Global Services, a central part of the global securities marketplace managed on behalf of the American Bankers Association, provides more than 50 million identifiers for securities around the world 1 2 3 4 5 1 Annual Subscription Value (“ASV”) Copyrigh © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 40

Q+A 41 41Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Break 42 42Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

06 Vinay Kapoor, Chief Diversity, Equity & Inclusion Officer FactSet Culture + Growth Mindset 43Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Dan Viens, Chief Human Resources Officer

44Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

45Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 07 Sales Strategy Helen Shan, Chief Revenue Officer

Sales Strategy Live our Mission Know our Clients Execute with Excellence Win with Quality Grow with Confidence 01 02 03 04 05 9.4%* LTM Growth $1,750M* ASV *FY22 Q2 Ending ASV and ASV LTM Growth 46Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

47 Drive the Investment Community to See More, Think Bigger, and Do Its Best Work O U R P U R P O S E Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Live Our Mission

Deliver value to clients, tailored by market and firm type

SALES

- Research + Advisory Solutions
- Content + Technology Solutions
- Analytics + Trading Solutions

CLIENTS

FY21 ASV



by
Market
EMEA
APAC
Americas



by
Firm Type
Sell Side
Wealth
Buy Side

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only
48

FACTSET

Know Our Clients



% ASV by Solution
Analytics + Trading
Content + Technology
Research + Advisory
Established
Growth
Asset Managers
Asset Owners
Hedge Funds
Banking
PE/VC
Wealth
Corporate
Partners

Client Need	FactSet Value
Insights, ESG, Consolidation	Performance, Risk, Truvalue
Alternative Investments, ESG	Cabot, Signals, Private Market
Connectivity, Speed, Flexibility	Alt Content, Quant tools
Banker Efficiency, Deal Velocity	Productivity Tools, Signals/APIs
Sourcing, Portfolio Monitoring	Private Company, Cobalt
Client Engagement	Advisor Dashboard, Portfolio Guide
Market Research, Idea Generation	Screening, Deep Sector
Connectivity of Content	Data Management Solutions, APIs

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only
49

FACTSET

Execute with Excellence

- Tailor solutions to client workflow
- Engage clients with teams specialized by firm type
- Prioritize resources based on client potential and needs
- Ensure discipline through value-based pricing
- Delight clients through dedicated support and workflow knowledge

Client Segmentation



High-potential Premier accounts
High-value Premier accounts
Global
"New" accounts
"Expand" accounts
"Retain" accounts
Account Potential
Current penetration

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 50

Win with Quality 51 Existing Clients1 ASV Retention 95%+ Client Retention 92% Growth 3-year CAGR 10% Contribution to Growth Rate 30% 60%+ 13 years New Clients ASV Growth Rate3 ASV from Clients with all 3 solutions2 Client tenure based on ASV2 1 As of 2/28/22 2 Based on a weighted average as of 2/28/22 3 FY19 to FY22 Q2 Organic ASV LTM Growth Rates Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Client Satisfaction 93%+ FY19 FY20 FY21 FY22 Q2 Existing Client New Client 5.1% 5.3% 7.2% 9.4%

Grow with Conviction 52 8-9% ASV Growth Goal 1,2 • Differentiated Content • Workflow Solutions • Firm Types • Packages • Client Segmentation • Pricing • Retention • Customer Success • New Logos Know our Clients | Execute with Excellence | Win with Quality Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Medium term outlook represents FactSet’s expectations as of April 5, 2022. Actual results may differ materially from expectations above. 1 Organic ASV + Professional Services 2 Average target growth rate through FY25

08 Financial Update Linda Huber, Chief Financial Officer 53Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Key Highlights

01 **Robust financial model** with 95% subscription-based revenues supported by pricing discipline, demonstrated EBITDA flow-through and strong free cash flow conversion

02 **Strategic investments** drive best-in-class solutions and scale up the content refinery, accelerating top-line growth

03 **Disciplined capital allocation** drives value creation while investment grade balance sheet ensures flexibility

04 **Sustainable earnings growth** driven by ASV growth, strategic investments and enterprise-wide productivity initiatives


$1,750M
Q2 ASV*
9.4%
Q2 LTM Growth*
33.7%
Q2 Adjusted Operating Margin

*FY22 Q2 Ending ASV and ASV LTM Growth

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only
54

Attractive financial model with demonstrated strong free cash flow conversion Revenues Adjusted EBITDA and EBITDA Margin1 Capital Expenditures as % of Revenues Free Cash Flow2 Note: Figures as of FactSet fiscal year end August 31; YTD 6-month figure as of February 28 1 See appendix for a reconciliation of EBITDA to GAAP net income. EBITDA margin is defined as EBITDA as a percentage of Revenues. 2 See appendix for a reconciliation of Free Cash Flow to Cash Flows from Operations. FCF conversion is defined as Free Cash Flow as a percentage of EBITDA. 284 352 368 428 494 174 71.1% 83.1% 73.7% 83.8% 91.7% 40.0% 60.0% 80.0% 100.0% - 100 200 300 400 500 600 FY17 FY18 FY19 FY20 FY21 FY22 YTD Free Cash Flow % FCF Conversion 1,221 1,350 1,435 1,494 1,591 856 FY17 FY18 FY19 FY20 FY21 FY22 YTD $M $M $M 3.0% 2.5% 4.1% 5.2% 3.9% 2.4% FY17 FY18 FY19 FY20 FY21 FY22 YTD 399 424 499 511 539 291 32.7% 31.4% 34.8% 34.2% 33.8% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% FY17 FY18 FY19 FY20 FY21 FY22 YTD - 100 200 300 400 500 600 EBITDA % Margin +6.8% +7.8% +14.9% Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only +9.7% +8.4% (13.4)% 59.9% 34.0% 55 YoY % YoY % YoY %

FACTSET

Strategic investments have accelerated top-line growth

~$150M Incremental ASV from ~$100M Investment [1]



Deep
Sector
Digital
Platform
Private
Markets
Other

Organic ASV + Professional Services Growth [2]



Base growth
Acceleration from Investments
5.1%
5.3%
7.2%
8% - 9%
FY19
FY20
FY21
FY22
Guidance 3

[1] Cumulative three-year investments (FY20 - FY22) based internal attribution estimates
[2] Organic LTM growth reported for respective FY quarter ends
[3] FactSet's expectations as of March 24, 2022. Actual results may differ materially from expectations above

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 56

31% 34% 28% 30% 30% FY17 FY18 FY19 FY20 FY21 81 89 100 110 118 FY17 FY18 FY19 FY20 FY21 $261 $304 $220 $200 $265 FY17 FY18 FY19 FY20 FY21 Returning capital to shareholders $0.5B over the last five years $1.25B over the last five years $M $M 284 352 368 428 494 FY17 FY18 FY19 FY20 FY21 Avg 30.6% $M +14.9% 29% 25% 27% 26% 24% FY17 FY18 FY19 FY20 FY21 Avg 26.2% Net Income Payout Ratio 2 Free Cash Flow 1 Cash Flow Payout Ratio 3 +9.7% 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow. 57Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Dividends Share Repurchases

FACTSET

Disciplined capital allocation framework drives value creation

Capital Deployed

Last 5 Years (FY17 - FY21)



Dividend
R&D
Share Repurchase
M&A
CapEx
Return
Reinvest
50%
50%

Capital Allocation Framework



Investments (R&D / CapEx)
Share Repurchase
Dividends
Acquisitions

Medium Term Goals [1]

Target annual organic investment net ~100 to 150 bps of revenues

CapEx goal 2.5% – 3% revenues

Normalized share repurchase (targeting to resume ~ late FY23)

Target quarterly dividend ~ 25% - 30% of net income

Current focus on cash flow neutral tuck-in acquisitions and partnerships

[1] FactSet's expectations as of April 5, 2022. Actual results may differ materially from expectations above

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only
58

Optimizing capital structure to ensure flexibility 1.0x 3.9x 2.0x - 2.5x Feb 28, 2022 Mar 1, 2022 Target Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only • Investment grade ratings from Moody’s (Baa3) and Fitch (BBB) • New credit agreement with $500 million revolver ($250 million drawn) and additional $750 million accordion feature • $1 billion unsecured senior notes issued (5 year $500 million 2.9% coupon; 10 year $500 million 3.45% coupon) • $1 billion pre-payable three-year term loan • Annual interest expense ~$50 million, ramping down to ~$40 million as term loan is repaid • Floating rate exposure hedged with 24-month fixed rate swap 1 Based on $575M of drawn revolver as of Feb. 28, 2022 and $561M of FY22 Q2 LTM Adjusted EBITDA (excludes CGS); see appendix for Adjusted EBITDA reconciliation 2 Based on additional debt incurred on Mar. 1, 2022, including $1.0B of new senior notes, $1.0B of new term loan, $250M drawn new revolver, net of repayment of $575M previous revolver 2 FactSet’s expectations as of April 5, 2022. Actual results may differ materially from expectations above 21 3 $2,250 Debt incurred for CGS, closed March 1, 2022 59 Capital Structure OptimizationGross Leverage (Debt / LTM EBITDA) $575Total Debt ($MM)

FACTSET

We reaffirm fiscal 2022 guidance of 8% - 9% ASV[1] growth and expanded margin

	FISCAL 2022 OUTLOOK *As of September 28, 2021*[2]	FISCAL 2022 OUTLOOK *As of March 24, 2022*[3]
Organic ASV + Professional Services Growth[4]	$105 - $135 million	$130 - $150 million
Revenues[5]	$1,705 - $1,720 million	$1,800 - $1,830 million
Operating Margin[5]	31% - 32%	25.5% - 26.5%
Adjusted Operating Margin[5,6]	32.5% - 33.5%	33% - 34%
Effective Tax Rate[5]	14.5% - 15.5%	12.5% - 13.5%
Diluted EPS[5]	$11.60 - $11.90	$9.75 - $10.15
Adjusted Diluted EPS[4, 5]	$12.00 - $12.30	$12.75 - $13.15

The Fiscal 2022 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, including the ongoing uncertainty surrounding the duration, magnitude and impact of the COVID pandemic, FactSet's actual future results may differ materially from these expectations. Investors should review the Company's cautionary statements and risk factors referred to in this presentation.

[1] Organic ASV + Professional Services
[2] FactSet's expectations as of September 28, 2021. Actual results may differ materially from expectations above
[3] FactSet's expectations as of March 24, 2022. Actual results may differ materially from expectations above
[4] Growth over fiscal 2021.
[5] Includes CUSIP Global Services (CGS)
[6] Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 60

CUSIP Global Services Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only CY 2021 FY 2022 FY 2025 Pre-Acquisition Annual Subscription Value (ASV) ~ $157M As of Dec 31, 2021 ~ $165M As of Aug 31, 2022 Mid-to-High Single Digit Growth Annual Revenues ~ $180M Calendar Year 2021 ~ $185M Pro Forma Full Year Mid-to-High Single Digit Growth % Non-Subscription ~ 15% < 15% Constant% Subscription ~ 85% > 85% 61 Varies with Market Conditions Post-Acquisition Closed on March 1, 2022

FACTSET

Margin expansion plan

- Actively manage key expense drivers: people, real estate, technology and third-party data
- Reduce real estate footprint to reduce costs
- Focus on sustainable margin expansion to fund investment, coupled with careful expense management and productivity goals

People	Real Estate	Technology	Third-Party Data Costs
7% - 8% growth [1] (lower than ASV [2] growth)	~150 bps reduction (as % Revenues)	Support growth and investments (8.5% - 9.0% of Revenues)	5% - 6% growth [1] (lower than ASV [2] growth)
• Increase workforce productivity with improved technology and "upskilling" • 66% in COE locations [3] • Prioritize resources for new investments and growth opportunities	• Reduced real estate footprint due to hybrid operating model • Optimizing number of locations and floors for office facilities • Decreasing expense as a percentage of annual revenues	• Continue to invest in Cloud to optimize performance • Increase expense growth to support investment strategy • Provide incremental client products and functionality	• Rationalize data sources • Support strategic initiatives while managing base cost growth to inflation increases

Above goals represent FactSet's expectations as of April 5, 2022. Actual results may differ materially from expectations above.
[1] Average target growth rate through FY25
[2] Organic ASV + Professional Services
[3] As of Q2 FY2022

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only
62

We expect 8-9% ASV growth and 50-75 basis points of margin expansion per year to deliver 35-36% adjusted operating margin by year-end 2025 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only 63 FactSet Organic ASV Growth 2, 3 FactSet Adjusted Operating Margin 4, 5 FactSet Adjusted Diluted EPS Growth 3, 5 8 - 9% 35 - 36% 11 - 13% Medium Term Outlook 1 Research + Advisory (high single digit growth) Analytics + Trading (high single digit growth) Content + Technology Solutions (low teens growth) 1 Medium term outlook represents FactSet’s expectations as of April 5, 2022. Actual results may differ materially from expectations above. 2 Organic ASV + Professional Services 3 Average target growth rate through FY25 (per year on average) 4 Target margin by year-end FY25

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Financial Update: Takeaways Robust financial model with more than 95% subscription-based revenues supported by pricing discipline, demonstrated EBITDA flow-through and strong free cash flow conversion Strategic investments drive best-in-class solutions and scale up the content refinery, accelerating top-line growth Disciplined capital allocation drives value creation while investment grade balance sheet ensures flexibility Sustainable earnings growth driven by ASV growth, strategic investments and enterprise -wide productivity initiatives 1 2 3 4 1 Annual Subscription Value (“ASV”) Copyright © 2022 Fact et Resear h System Inc. All rights reserved. Business Use Only 64

Q+A 65Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. Closing Remarks Phil Snow, Chief Executive Officer09 66Copyrigh © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FactSet EBITDA and Adjusted EBITDA reconciliation FY2017 1 FY2018 1 FY2019 1 FY2020 1 FY2021 1 LTM Q2FY2022 2 YTD Q2 FY2022 3 Net Income $258.3 $267.1 $352.8 $372.9 $399.6 $419.3 $217.6 Interest Expense, Net 6.6 14.4 16.6 9.8 6.4 6.7 3.2 Income Taxes 86.1 84.8 69.2 54.2 68.0 55.3 24.3 Depreciation and Amortization Expense 48.3 57.3 60.5 57.6 64.5 66.3 32.8 EBITDA $399.2 $423.6 $499.1 $494.5 $538.5 $547.7 $277.9 Non-Recurring Non- Cash Expenses 4 __ __ __ 16.5 __ 13.4 13.4 Adjusted EBITDA $399.2 $423.6 $499.1 $511.0 $538.5 $561.1 $291.3 ($ in millions) 67 Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Last twelve months ending February 28 3 Six months ending February 28 4 FY2020 Impairment charge to reflect the estimated fair value of an investment in a company, LTM and YTD 2022 impairment charge related to the exit of certain leased office space. Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

($ in thousands) 68 Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Six months ending February 28 3 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) FY2017 1 FY2018 1 FY2019 1 FY2020 1 FY2021 1 YTD Q2 FY20222 Net cash provided by operating activities $320.5 $385.7 $427.1 $505.8 $555.2 $195.0 Capital Expenditures 3 (36.9) (33.5) (59.4) (77.6) (61.3) (20.5) Free Cash Flow $283.7 $352.1 $367.8 $428.2 $493.9 $174.4 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only FactSet free cash flow reconciliation

($ in thousands) 69 1 Costs primarily related to professional fees associated with the ongoing multi-year investment plan. ($ millions) Low end of range High end of range Revenues $1,800 $1,830 Operating income $459 $485 Operating margin 25.5% 26.5% Intangible asset amortization 26 26 Real estate charges 55 55 Business acquisition costs 40 42 Restructuring / severance 9 9 Transformation costs 1 5 5 Adjusted operating income $594 $622 Adjusted operating margin 33.0% 34.0% Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only FactSet adjusted operating margin reconciliation FY2022 Outlook (as of March 24, 2022)

($ in thousands) 70 Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Six months ending February 28 3 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) Low end of range High end of range Diluted earnings per common share $9.75 $10.15 Intangible asset amortization 0.58 0.58 Real estate charges 1.26 1.26 Business acquisition costs 0.91 0.91 Restructuring / severance 0.20 0.20 Transformation costs 0.11 0.11 Discrete tax items (0.06) (0.06) Adjusted diluted earnings per common share $12.75 $13.15 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only FactSet adjusted diluted EPS reconciliation FY2022 Outlook (as of March 24, 2022)